FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report: November 21, 2006

(Date of earliest event reported)

NISSAN AUTO LEASE TRUST 2006-A

(Issuing Entity with respect to the Notes)

(Exact name of registrant as specified in its charter)

NISSAN AUTO LEASING LLC II
(Depositor of the Note Issuer and Transferor of the SUBI Certificate to the Issuing Entity)

(Exact name of registrant as specified in its charter)

NISSAN-INFINITI LT
(Issuer with respect to the SUBI Certificate)

(Exact name of registrant as specified in its charter)

DELAWARE	333-134238-01	Nissan Auto Lease Trust 2006-A
	333-134238	51-6581442
	333-134238-02	Nissan Auto Leasing LLC II 95-4885574
Nissan-Infiniti LT 33-6466449
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of Incorporation)
333 Commerce Street
Nashville, Tennessee 37201

(Address of principal executive offices)

Registrant’s telephone number, including area code: (615) 725-1000

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Definitive Material Agreement
ITEM 9.01 Financial Statements and Exhibits
EXHIBIT INDEX
EXHIBIT 4.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 10.7
EXHIBIT 10.8
EXHIBIT 10.9

ITEM 1.01 Entry into a Definitive Material Agreement

     On November 21 2006, pursuant to an Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), dated as of August 26, 1998, by and among NILT Trust, as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “Trustee”), Wilmington Trust Company, a Delaware banking corporation (“Wilmington Trust”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2006-A SUBI Supplement, dated as of November 21 2006 (the “2006-A SUBI Supplement”), NILT Inc., as Trustee, created a special unit of beneficial interest (the “2006-A SUBI”) in specified assets of Nissan-Infiniti LT, including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan vehicles leased under the Leases and related property (collectively, the “2006-A SUBI Assets”). Also on November 21 2006, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust entered into a 2006-A Servicing Supplement, dated as of November 21 2006 (the “2006-A Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999, to provide for the servicing obligations of the 2006-A SUBI Assets. On November 21 2006, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2006-A SUBI (the “2006-A SUBI Certificate”). NILT Trust sold the 2006-A SUBI Certificate to Nissan Auto Leasing LLC II, a Delaware limited liability company (“NALL II”), pursuant to a SUBI Certificate Transfer Agreement, dated as of November 21 2006 (the “SUBI Certificate Transfer Agreement”), by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2006-A SUBI Certificate to Nissan Auto Lease Trust 2006-A, a Delaware statutory trust (the “Trust”), pursuant to a Trust SUBI Certificate Transfer Agreement, dated as of November 21 2006 (the “Trust SUBI Certificate Transfer Agreement”), by and between NALL II, as transferor, and the Trust, as transferee. The Trust was created pursuant to a Trust Agreement, dated as of November 8, 2006, as amended and restated by the Amended and Restated Trust Agreement, dated as of November 21 2006 (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, as owner trustee (the “Owner Trustee”). On November 21 2006, the Trust caused the issuance, pursuant to an Indenture, dated as of November 21 2006 (the “Indenture”), by and between the Trust, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of November 21 2006 (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On November 21 2006, NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, the Trust, and the Indenture Trustee entered into a Back-Up Security Agreement, dated as of November 21 2006 (the “Back-Up Security Agreement”), relating to the security interest of the Indenture Trustee in the 2006-A SUBI Assets. Also on November 21 2006, the Trust, the Indenture Trustee, and U.S. Bank, in its capacity as securities intermediary (the “Securities Intermediary”), entered into a Control Agreement, dated as of November 21 2006 (the “Control Agreement”), relating to the reserve account established for the benefit of the holders of the Notes. The Notes, with an aggregate principal balance of $1,568,800,000, were sold to J.P. Morgan Securities Inc., as the representative of several underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated November 10, 2006, by and among NALL II, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3, as amended (Commission File Nos. 333-134238, 333-134238-01 and 333-134238-02). With respect to the foregoing transactions, the Trust, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee, entered into that certain Agreement of Definitions, dated as of November 21 2006 (the “Agreement of Definitions”).

     Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2006-A SUBI Supplement, as Exhibit 10.3 is the 2006-A Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for the Trust, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the Back-Up Security Agreement, as Exhibit 10.7 is the Control Agreement, as Exhibit 10.8 is the SUBI Certificate Transfer Agreement, and as Exhibit 10.9 is the Trust SUBI Certificate Transfer Agreement.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of November 21, 2006, by and between the Trust, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of November 21, 2006, by and among the Trust, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent , NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2006-A SUBI Supplement, dated as of November 21, 2006, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2006-A Servicing Supplement, dated as of November 21, 2006, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Trust, dated as of November 21, 2006, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of November 21, 2006, by and among the Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of November 21, 2006, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Trust, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of November 21, 2006, by and among the Trust, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of November 21, 2006, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of November 21, 2006, by and between NALL II, as transferor, and the Trust, as transferee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Date: November 21, 2006

NISSAN AUTO LEASE TRUST 2006-A

By:		Nissan Auto Leasing LLC II, solely as originator of
Nissan Auto Lease Trust 2006-A

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN AUTO LEASING LLC II

	By:	/s/ Rakesh Kochhar

Name: Rakesh Kochhar
Title: Treasurer

NISSAN-INFINITI LT

By:		Nissan Motor Acceptance Corporation, solely as
originator of Nissan-Infiniti LT

	By:	/s/ Steven R. Lambert

Name: Steven R. Lambert
Title: President

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 4.1	Indenture, dated as of November 21, 2006, by and between the Trust, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of November 21, 2006, by and among the Trust, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent , NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2006-A SUBI Supplement, dated as of November 21, 2006, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2006-A Servicing Supplement, dated as of November 21, 2006, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Trust, dated as of November 21, 2006, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of November 21, 2006, by and among the Trust, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of November 21, 2006, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Trust, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of November 21, 2006, by and among the Trust, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of November 21, 2006, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of November 21, 2006, by and between NALL II, as transferor, and the Trust, as transferee.